Redefining Regenerative Medicine 2020 BIO DIGITAL INTERNATIONAL CONFERENCE June 8-11, 2020 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These forward-looking statements include, but are not limited to, statements concerning: future product development plans and projected timelines for the initiation and completion of preclinical and clinical trials; the potential for the results of ongoing preclinical or clinical trials and the efficacy of Histogen’s drug candidates; the potential market opportunities and value of drug candidates; other statements regarding future product development and regulatory strategies, including with respect to specific indications; any statements regarding Histogen’s future financial performance, results of operations or sufficiency of capital resources to fund operating requirements; and any other statements that are not statements of historical fact. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: risks related to Histogen’s ability to manage its operating expenses; Histogen’s need for, and the availability of, substantial capital in the future to fund its operations and research and development activities; Histogen’s ability to continue to successfully progress research and development efforts and to create effective, commercially-viable products; and the success of Histogen’s product candidates in completing pre-clinical or clinical testing and being granted regulatory approval to be sold and marketed in the United States or elsewhere. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Histogen’s reports filed with the SEC, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and available at the SEC’s Internet website (www.sec.gov). Except as required by law, Histogen undertakes no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Corporate Overview

Histogen

A regenerative therapeutics company with a novel biological platform that replaces and regenerates tissues in the body

1.

Technology

Our proprietary manufacturing process yields multiple biologic products from a single bioreactor. This innovative technology platform delivers several attractive product opportunities

2.

Marketed Product

Cell Conditioned Media (CCM) cosmetic skincare products

Intellectual Property

Strong intellectual property portfolio with 50 global patents issued and pending

3.

Active Product Candidates

- **HST 001** – Hair Stimulating Complex (HSC) – hair growth in men
- **HST 002** – Human Extracellular Matrix (hECM) – dermal filler
- **HST 003** – Human Extracellular Matrix (hECM) – joint cartilage regeneration

4.

Markets

- Large, global and accessible
- Facial dermal fillers for facial wrinkles, cheek and lip augmentation
- Joint cartilage repair
- Hair regrowth

2H 2020				2021			
Initiate HST 001 Phase 1b/2a Trial – Q2	**Initiate** HST 002 Pilot Trial – Q3	**Submit** IND for HST 003 – Q3	**Top-line Data** HST 001 Phase 1b/2a Trial – Q4	**Initiate** HST 003 Phase 1 Trial – Q4	**Top-line Data** HST 002 Pilot Trial – Q1	**Submit** IND for HST 004 – Q2	**Top-line Data** HST 003 Phase1 Trial – Q3

3

Histogen – Recent Highlights Completed Merger with Conatus Pharmaceuticals on May 26, 2020 Cash to fund pipeline development Public listing on NASDAQ IND Approval and Initiation of Phase 1b/2a for HST 001 Cleared path to begin Phase 1b/2a trial in male androgenic alopecia First patient scheduled for randomization on May 28, 2020 IDE Submission for HST 002: Novel Dermal Filler Targeting Phase 1 trial start in Q3 Hired Susan Knudson as Chief Financial Officer Strong track record in public biotech sector Publication of HST 004 Spinal Disc Pre-Clinical Data Preclinical data on the HST 004 program published in the Journal of Medicine and Surgical Sciences on May 14, 2020

Summary of Key Merger Terms Transaction closed on May 26, 2020 Structure: Reverse Triangular Merger Ownership: 74/26 split (Histogen / Conatus) Post-Merger Fully Diluted Shares: 13,194,116 NASDAQ Capital Market Listing: HSTO Board Representation: Histogen-6 and Contatus-2 David Crean Ph.D. – Chairman Leadership: Richard Pascoe – President and CEO Cash delivered at closing: Approximately $13MM

HSC Hair Growth A minimally-invasive treatment to promote new hair growth where existing treatments only reduce hair loss

HST 001 - Hair Growth US Market Opportunity

The hair growth market is an underserved, multi-billion dollar global opportunity

Results from additional clinical trials may support a high value pharmaceutical partnership or exit

Addressable Market:
$3.6 billion spent on hair loss, targeting men aged 30 – 49[1]

Nature of Treatment:
Minimally invasive HSC injections of 0.1mL throughout thinning area of the scalp, administered by dermatologists and cosmetic surgeons

Market Growth:
2% per year, driven by aging population[1]

Peak Sales Potential:
$684 million[2]

HSC's human proteins and growth factors have been shown in early studies to stimulate resting hair follicles to produce new cosmetically-relevant hair.

Product Benefits:

- Stimulating new long-lasting hair growth
- Effective over the entire head including temporal recession
- Effective on both men and women

[1] Histogen market research
[2] Histogen estimate

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Histogen

HST 001 Phase 1b/2a Protocol Summary

Male Pattern Hair Loss

Phase 1b/2a clinical study enrollment is underway

Objective:

- To evaluate the safety and efficacy of HSC in male pattern hair loss

Enrollment Criteria:

- 36 men, aged 20-55
- Male Pattern Hair Loss identified as Norwood-Hamilton 2A, 3, 3V, 4,& 4A

Treatment Regimen:

- 20 injections of HSC week 0, week 6, & week 12
- 20 injections of placebo (PBS) week 0, week 6, & week 12

Endpoints:

- Adverse events, and other safety parameters
- Non-vellus hair count vs. baseline week 18, measured by Canfield macrophotography
- Total count, hair thickness density, terminal and vellus hair counts at week 26, as measured by Canfield macrophotography

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hECM Fillers Human-derived collagen and extracellular matrix dermal fillers for delivering longer-lasting effects for the treatment of facial folds and wrinkles addressing a fast growing global market

HST 002 - Dermal Filler US Market Opportunity Addressable Market: 1.2 million receiving dermal fillers,10 million considering dermal fillers1 Nature of Treatment: Lower face, cheek, and lip account for ~60% of treatments. Patients receive approximately 1.7 treatments per sitting Market Growth: 7% per year, driven by growing acceptance and higher volumes1 Peak Sales Potential: $520 US million2 Target Profile: Only filler providing all-human and naturally produced collagen with dermal matrix proteins Provides ECM proteins as a volumetric filler to produce long-lasting effects ~12 months Potentially reduces risk of inflammation seen with other fillers 1 Histogen market research 2 Histogen estimate

HST 002 Phase 1 Protocol Summary Objective: Evaluate an all human extracellular matrix (hECM) as a dermal filler, in direct comparison to Restylane-L in moderate to severe nasolabial folds Enrollment Criteria: 22 subjects, men and women, with moderate to severe nasolabial folds 2 clinical sites Treatment Regimen: hECM filler (up to 3 mL per nasolabial fold) Restylane-L (up to 3 mL per nasolabial fold) Endpoints: Adverse events, and other safety parameters Responder rate based on Evaluating Investigator assessment of nasolabial folds at month 3 FACE-Q Appraisal at month 3 Participant assessments of global aesthetic improvement at months 3 and 6 Dermal Filler Phase 1 clinical study target enrollment Q3/2020

hECM Joint Cartilage Histogen’s human extracellular matrix for regenerating hyaline cartilage for the treatment of articular cartilage defects with a novel malleable scaffold that stimulates the body’s own stem cells.

HST 003 - Joint Cartilage US Market Opportunity

Results from planned Phase 1 clinical trials may support a high value pharmaceutical partnership or exit

Addressable Market:
0.2 million receiving joint cartilage repair, 17.5 million considering joint cartilage repair[1]

Nature of Treatment:
Patients receiving arthroscopic microfracture or cartilage transplant treatments due to acute injury and/or osteoarthritis

Market Growth:
2% per year, driven by aging population and growing obesity[1]

Peak Sales Potential:
$1.18 US billion[2]

Target Profile:

- Regenerate hyaline cartilage, potentially improving function/mobility
- Provide reduction in inflammation, potentially reducing pain
- Increase angiogenesis allowing for improved cell proliferation and differentiation, potentially improving the healing process and time

[1] Histogen market research
[2] Histogen estimate

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HST 003 - Preclinical Proof of Concept In vivo efficacy in rat model Untreated defects (10): extensive fibrotic tissue and no articular cartilage at 6 weeks Treated defects (10): congruent and smooth cartilage regeneration and integration with surrounding cartilage at 6 weeks (O’Driscoll score p<0.001) In vivo efficacy in rabbit model Untreated defects (12): fibrous tissue that did not restore the articular surface at 24 weeks Treated defects (12): articular cartilage formation with structural integrity and homogeneity at 24 weeks (O’Driscoll score p<0.001) In vivo efficacy in goat osteochondral defect Untreated defects (16) were characterized by large voids filled with fibrotic tissue at 12 months At 12 months, hECM-treated defects (16) showed: Mature hyaline cartilage and vascularized bone Integration of regenerated tissue with adjacent tissue POC firmly established in multiple animal models Control hECM

HST 003 - Phase 1 Protocol

Joint Cartilage

Evaluation of naturally secreted human extracellular matrix for articular cartilage defects

IND submission expected Q3/2020

Objective:

- Evaluate the safety of hECM paste delivered arthroscopically during microfracture procedure

Enrollment Criteria:

- 12 subjects, men and women, who are candidates for microfracture surgery
- Recent focal cartilage defects of 2 - 4 cm^2 in size in the knee
- 3 clinical sites: Walter Reed Medical Center, The Steadman Clinic, Balboa Naval Medical Center

Treatment Regimen:

- Microfracture + ECM HST 003
- Microfracture alone

Endpoints:

- Adverse events, and other safety parameters
- Evaluate presence of cytokines and inflammatory cells in knee fluid
- MRI to quantify cartilage regeneration
- KOOS and IKDC scores to evaluate pain and joint function

Histogen

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Financial A track record of successful funding combined with prudent financial management provides the necessary foundation for growth

Financial Snapshot* Histogen has raised approximately $20 million pre-merger to date through licensing transactions, with potential for an additional $10.5 million in future milestone payments under these licenses. Fully Diluted Shares: 13.2 MM NASDAQ Ticker: HSTO Shares Outstanding: 11.8 MM Market Cap: $54.39 MM Company has no secured debt Cash on hand and receivables expected to fund current operating plan through Q1 2021 * As of May 27, 2020

Histogen – Positioned for Growth Validated Technology: Demonstrated pre-clinical/clinical POC with HSC and hECM CCM marketed by Allergan in their SkinMedica TNS A+ brand Strategic Pipeline: Targeting high-value markets with novel product candidates Clinical development programs designed to address strategic needs of potential acquirors/partners Multiple Clinical and Regulatory Inflection Points in 2020 and 2021: HST 003 IND filing in Q3 Targeting start of three clinical programs in 2020 Data from HST 001 in 2020 and HST 002 and HST 003 in 2021 Strong Balance Sheet Combined Company Expected to be Funded into 2021 Experienced Management Team: Management has extensive public company experience

Redefining Regenerative Medicine 2020 BIO DIGITAL INTERNATIONAL CONFERENCE June 8-11, 2020